UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22707

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Tina M. Payne 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2016

Item 1. Schedule of Investments

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS†

September 30, 2016 (Unaudited)

	Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE 27.2%
BANKS 9.2%
Bank of America Corp., 6.00%, Series EE	206,000	$5,409,560
Bank of America Corp., 3.00%, Series H (FRN)	150,200	3,152,698
Bank of America Corp., 6.50%, Series Y	100,000	2,699,000
Citigroup, 6.875%, Series K	222,375	6,406,624
Citigroup Capital XIII, 7.122%, due 10/30/40 (FRN)	196,738	5,182,079
Farm Credit Bank of Texas, 6.75%, 144A(a)	67,500	7,258,363
Fifth Third Bancorp, 6.625%, Series I	144,105	4,400,966
GMAC Capital Trust I, 6.602%, due 2/15/40, Series 2 (TruPS) (FRN)	515,475	13,098,220
Goldman Sachs Group/The, 4.00%, Series D (FRN)	300,000	7,005,000
PrivateBancorp, 7.125%, due 10/30/42	200,100	5,344,471
Regions Financial Corp., 6.375%, Series B	202,968	5,875,923
Zions Bancorp, 7.90%, Series F	144,694	3,814,134
		69,647,038
FINANCIAL 4.7%
DIVERSIFIED FINANCIAL SERVICES 0.8%
State Street Corp., 5.35%, Series G	209,125	5,606,642

INVESTMENT BANKER/BROKER 3.9%
Morgan Stanley, 6.875%	464,991	13,684,685
Morgan Stanley, 4.00%, Series A (FRN)	246,641	5,981,044
Morgan Stanley, 6.375%, Series I	347,355	9,680,784
		29,346,513
TOTAL FINANCIAL		34,953,155

INDUSTRIALS—CHEMICALS 2.7%
CHS, 6.75%	308,191	8,823,508
CHS, 7.10%, Series II	376,854	11,290,546
		20,114,054
INSURANCE 3.6%
LIFE/HEALTH INSURANCE 0.7%
MetLife, 4.00%, Series A (FRN)	206,431	5,253,669

LIFE/HEALTH INSURANCE—FOREIGN 0.5%
Aegon NV, 4.00%, Series I (FRN) (Netherlands)	159,074	3,975,259

MULTI-LINE 0.6%
Hartford Financial Services Group, 7.875%, due 4/15/42	145,107	4,578,126

REINSURANCE 1.1%
Reinsurance Group of America, 5.75%, due 6/15/56	196,000	5,701,640

	Number of Shares	Value
Reinsurance Group of America, 6.20%, due 9/15/42	74,191	$2,130,765
		7,832,405
REINSURANCE—FOREIGN 0.7%
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)	140,023	4,081,671
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)	55,099	1,425,411
		5,507,082
TOTAL INSURANCE		27,146,541

INTEGRATED TELECOMMUNICATIONS SERVICES 0.8%
Qwest Corp., 6.50%, due 9/1/56	236,000	6,100,600

REAL ESTATE 5.4%
DIVERSIFIED 3.2%
Colony Financial, 8.50%, Series A	240,000	6,156,000
NorthStar Realty Finance Corp., 8.50%, Series D	134,475	3,461,386
Retail Properties of America, 7.00%	99,400	2,569,490
Urstadt Biddle Properties, 7.125%, Series F	128,484	3,359,857
VEREIT, 6.70%, Series F	327,627	8,727,983
		24,274,716
HOTEL 1.0%
Summit Hotel Properties, 7.125%	115,500	2,976,435
Summit Hotel Properties, 7.875%, Series B	186,650	4,903,296
		7,879,731
OFFICE 0.3%
Corporate Office Properties Trust, 7.375%, Series L	90,866	2,353,429

RESIDENTIAL 0.9%
APARTMENT 0.5%
American Homes 4 Rent, 5.00%, Series A	133,435	3,777,545

MANUFACTURED HOME 0.4%
Sun Communities, 7.125%, Series A	100,000	2,610,000
TOTAL RESIDENTIAL		6,387,545
TOTAL REAL ESTATE		40,895,421

UTILITIES 0.8%
SCE Trust IV, 5.375%, Series J	216,000	6,266,160
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$186,891,445)		205,122,969

	Number of Shares	Value
PREFERRED SECURITIES—CAPITAL SECURITIES 110.7%
BANKS 30.9%
AgriBank FCB, 6.875%	65,000	$7,007,812
BAC Capital Trust XIV, 4.00%, Series G (FRN)	16,930,000	13,797,950
Bank of America Corp., 6.30%, Series DD	9,000,000	9,798,750
Bank of America Corp., 6.50%, Series Z	16,482,000	17,872,669
Citigroup, 5.95%, Series Q	2,250,000	2,295,101
Citigroup, 6.125%, Series R	4,629,000	4,819,946
Citigroup, 6.25%, Series T	9,750,000	10,505,625
CoBank ACB, 6.25%, 144A(a)	117,000	12,372,750
CoBank ACB, 6.125%, Series G	32,250	3,285,469
CoBank ACB, 6.25%, Series I	6,200,000	6,789,614
Goldman Sachs Capital II, 4.00% (FRN)	1,102,000	900,885
Goldman Sachs Group/The, 5.70%, Series L	3,350,000	3,400,250
JPMorgan Chase & Co., 6.75%, Series S	12,400,000	13,702,000
Mellon Capital IV, 4.00%, Series 1 (FRN)	59,015,000	50,752,900
US Bancorp, 3.50%, Series A (FRN)	34,051	29,832,592
USB Capital IX, 3.50%, (FRN)	8,878,000	7,612,885
Wachovia Capital Trust III, 5.57% (FRN)	5,000,000	4,993,250
Wells Fargo & Co., 7.98%, Series K	17,700,000	18,520,395
Wells Fargo & Co., 5.875%, Series U	10,000,000	10,862,500
Zions Bancorporation, 5.65%, due 11/15/23	3,750,000	3,853,125
		232,976,468
BANKS—FOREIGN 25.4%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75%, 144A (Australia)(a)	7,100,000	7,816,504
Banco Bilbao Vizcaya Argentaria SA, 8.875% (EUR) (Spain)	8,200,000	9,699,682
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)	4,600,000	4,726,808
Banco Mercantil del Norte SA, 5.75%, due 10/4/31, 144A (Mexico)(a)	5,700,000	5,587,140
Barclays PLC, 7.875% (United Kingdom)	5,800,000	5,718,417
Barclays PLC, 8.25% (United Kingdom)	7,095,000	7,112,737
BNP Paribas, 7.195%, 144A (France)(a)	8,900,000	10,034,750
BNP Paribas SA, 7.625%, 144A (France)(a)	8,800,000	9,079,682
Cooperatieve Rabobank UA, 6.625% (EUR) (Netherlands)	3,600,000	4,265,219
Credit Agricole SA, 8.125%, 144A (France)(a)	8,550,000	9,092,703
Credit Suisse Group AG, 7.50%, 144A (Switzerland)(a)	4,463,000	4,551,702
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)(a)	4,530,280	5,402,359
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)(a)	5,395,000	8,191,336

	Number of Shares	Value
HSBC Holdings PLC, 6.875% (United Kingdom)	7,700,000	$8,027,250
Lloyds Banking Group PLC, 7.50% (United Kingdom)	12,050,000	12,474,160
Nationwide Building Society, 10.25%, due 12/6/99 (GBP) (United Kingdom)	7,080,000	11,769,166
Rabobank Nederland, 8.40% (Netherlands)	5,600,000	5,839,019
Rabobank Nederland, 11.00%, 144A (Netherlands)(a)	14,000,000	17,010,000
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)	5,177,000	6,225,343
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)	11,000,000	10,793,750
Societe Generale SA, 7.375%, 144A (France)(a)	5,600,000	5,502,000
Standard Chartered PLC, 7.50%, 144A (United Kingdom)(a)	4,200,000	4,200,000
UBS Group AG, 6.875% (Switzerland)	2,200,000	2,176,405
UBS Group AG, 7.00% (Switzerland)	2,400,000	2,538,461
UBS Group AG, 7.125% (Switzerland)	6,300,000	6,400,485
UBS Group AG, 7.125% (Switzerland)	7,400,000	7,618,448
		191,853,526
FINANCIAL 3.0%
DIVERSIFIED FINANCIAL SERVICES 1.5%
Depository Trust & Clearing Corp/The, 4.875%, Series C, 144A(a)	2,750,000	2,845,692
National Rural Utilities Cooperative Finance Corp., 5.25%, due 4/20/46	3,780,000	4,088,482
State Street Corp., 5.25%, Series F	4,402,000	4,655,115
		11,589,289
INVESTMENT BANKER/BROKER 1.5%
Charles Schwab Corp./The, 7.00%	9,500,000	11,067,500
TOTAL FINANCIAL		22,656,789

INDUSTRIALS—DIVERSIFIED MANUFACTURING 3.9%
General Electric Co., 5.00%, Series D	27,550,000	29,332,485

INSURANCE 36.9%
LIFE/HEALTH INSURANCE 7.9%
MetLife, 5.25%, Series C	6,156,000	6,202,170
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A(a)	11,300,000	14,233,457
MetLife Capital Trust X, 9.25%, due 4/8/38, 144A(a)	6,300,000	9,079,560
Metropolitan Life Global Funding I, 1.95%, due 9/15/21, 144A(a)	3,000,000	3,001,437
Prudential Financial, 5.625%, due 6/15/43	17,808,000	19,233,530

	Number of Shares	Value
Prudential Financial, 5.875%, due 9/15/42	6,907,000	$7,628,782
		59,378,936
LIFE/HEALTH INSURANCE—FOREIGN 19.6%
Aegon NV, 1.428%, ($100 Par Value) (FRN) (Netherlands)	20,985,000	13,808,969
Cloverie PLC for Zurich Insurance Co., Ltd., 5.625%, due 6/24/46 (Ireland)	6,400,000	6,922,880
CNP Assurances, 3.129%, (FRN) (EUR) (France)	5,000,000	4,886,570
Dai-ichi Life Insurance Co. Ltd., 4.00%, 144A (Japan)(a)	12,000,000	12,090,000
Dai-ichi Life Insurance Co. Ltd., 5.10%, 144A (Japan)(a)	5,100,000	5,610,510
Demeter BV (Swiss Re Ltd.), 5.625%, due 8/15/52 (Netherlands)	4,600,000	4,771,543
Demeter BV (Swiss Re Ltd.), 5.75%, due 8/15/50 (Netherlands)	9,400,000	9,893,782
Fukoku Mutual Life Insurance Co., 5.00% (Japan)	2,000,000	2,171,400
ING Capital Funding Trust III, 4.438%, Series 9 (FRN) (Netherlands)	15,030,000	14,954,850
La Mondiale Vie, 7.625% (France)	12,050,000	12,923,625
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (Japan)(a)	19,800,000	22,299,750
Nippon Life Insurance Co., 4.70%, due 1/20/46, 144A (Japan)(a)	16,900,000	18,336,196
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (Japan)(a)	7,200,000	7,947,720
Sumitomo Life Insurance Co., 6.50%, due 9/20/73, 144A (Japan)(a)	9,800,000	11,723,250
		148,341,045
MULTI-LINE 0.4%
Nationwide Mutual Insurance Co., 3.14%, due 12/15/24, 144A (FRN)(a)	3,125,000	3,070,400

MULTI-LINE—FOREIGN 2.9%
Aviva PLC, 8.25% (United Kingdom)	9,435,000	10,000,911
AXA SA, 0.723% (FRN) (EUR) (France)	5,000,000	3,271,755
AXA SA, 6.463%, 144A (France)(a)	7,902,000	8,264,070
		21,536,736
PROPERTY CASUALTY 1.5%
Liberty Mutual Group, 7.80%, due 3/7/37, 144A(a)	9,503,000	11,142,268

PROPERTY CASUALTY—FOREIGN 2.2%
Aquarius PLC for Swiss Reinsurance Co., Ltd., 6.375%, due 9/1/24 (Ireland)	3,505,000	3,681,761

	Number of Shares	Value
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)	8,155,000	$9,052,050
QBE Insurance Group Ltd., 5.875%, due 6/17/46, Series EMTN (Australia)	4,000,000	4,242,248
		16,976,059
REINSURANCE—FOREIGN 2.4%
Aquarius + Investments PLC, 8.25% (Switzerland)	17,000,000	18,279,250
TOTAL INSURANCE		278,724,694

INTEGRATED TELECOMMUNICATIONS SERVICES 0.9%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(a)	4,622	5,461,182
Telefonica Europe BV, 7.625% (EUR) (Netherlands)	900,000	1,177,200
		6,638,382
MATERIAL—METALS & MINING 2.9%
BHP Billiton Finance USA Ltd., 6.25%, due 10/19/75, 144A (Australia)(a)	3,100,000	3,363,500
BHP Billiton Finance USA Ltd., 6.75%, due 10/19/75, 144A (Australia)(a)	16,700,000	18,954,500
		22,318,000
PIPELINES 1.4%
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)	10,023,000	10,629,391

REAL ESTATE—DIVERSIFIED 0.7%
QCP SNF West/Central/East/AL REIT LLC, 8.125%, due 11/1/23, 144A(a)	5,300,000	5,396,063

UTILITIES 4.7%
ELECTRIC UTILITIES 0.2%
NextEra Energy Capital Holdings, 7.30%, due 9/1/67, Series D	1,770,000	1,761,734

ELECTRIC UTILITIES—FOREIGN 4.5%
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)	17,790,000	19,168,120
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)(a)	12,232,000	14,326,730
		33,494,850
TOTAL UTILITIES		35,256,584
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$790,571,946)		835,782,382

	Principal Amount	Value
CORPORATE BONDS 1.2%
INSURANCE-PROPERTY CASUALTY 0.3%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144A(a)	$2,100,000	$2,743,782

INTEGRATED TELECOMMUNICATIONS SERVICES 0.2%
Frontier Communications Corp., 9.00%, due 8/15/31	1,537,000	1,421,725

REAL ESTATE—DIVERSIFIED 0.7%
NorthStar Realty Europe Corp., 4.625%, due 12/15/16, 144A(a)	5,000,000	5,020,040
TOTAL CORPORATE BONDS (Identified cost—$8,762,275)		9,185,547

		Number of Shares
SHORT-TERM INVESTMENTS 1.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.19%(b)		7,400,000	7,400,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$7,400,000)			7,400,000
TOTAL INVESTMENTS (Identified cost—$993,625,666)	140.1%		1,057,490,898

LIABILITIES IN EXCESS OF OTHER ASSETS	(40.1)		(302,585,056)

NET ASSETS (Equivalent to $26.18 per share based on 28,830,580 shares of common stock outstanding)	100.0%		$754,905,842

Note: Percentages indicated are based on the net assets of the Fund.

†	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.
(a)	Resale is restricted to qualified institutional investors. Aggregate holdings equal 38.5% of the net assets of the Fund, of which 0.0% are illiquid.
(b)	Rate quoted represents the annualized seven-day yield of the Fund.

Centrally cleared interest rate swap contracts outstanding at September 30, 2016 were as follows:

Clearinghouse	Notional Amount	Fixed Rate Payable	Floating Rate(resets monthly) Receivable(a)	Termination Date	Unrealized Depreciation
CME Group, Inc.	$80,000,000	1.049%	0.527%	October 29, 2019	$(793,000)
CME Group, Inc.	80,000,000	1.231%	0.527%	October 29, 2020	(1,330,975)
CME Group, Inc.	80,000,000	1.395%	0.527%	October 29, 2021	(1,958,298)
					$(4,082,273)

(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at September 30, 2016.

Forward foreign currency exchange contracts outstanding at September 30, 2016 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	28,855,380	USD	32,172,190	10/4/16	$(242,483)
Brown Brothers Harriman	GBP	9,084,702	USD	11,903,967	10/4/16	128,836
Brown Brothers Harriman	USD	11,798,666	GBP	9,084,702	10/4/16	(23,535)
Brown Brothers Harriman	USD	25,685,660	EUR	22,851,401	10/4/16	(15,553)
Brown Brothers Harriman	USD	6,738,986	EUR	6,003,979	10/4/16	5,580
Brown Brothers Harriman	EUR	20,843,095	USD	23,458,091	11/2/16	12,438
Brown Brothers Harriman	GBP	9,144,882	USD	11,882,823	11/2/16	22,648
						$(112,069)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate.  Over-the-counter options are valued based upon prices received by the respective counterparty. Centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability.  The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•      Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.  There were no transfers between Level 1 and Level 2 securities as of September 30, 2016.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2016 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities - $25 Par Value:
Banks	$69,647,038	$62,388,675	$7,258,363	$—
Other Industries	135,475,931	135,475,931	—	—
Preferred Securities - Capital Securities:
Banks	232,976,468	29,832,592	203,143,876	—
Other Industries	602,805,914	—	602,805,914	—
Corporate Bonds	9,185,547	—	9,185,547	—
Short-Term Investments	7,400,000	—	7,400,000	—
Total Investments(a)	$1,057,490,898	$227,697,198	$829,793,700	$—
Forward foreign currency exchange contracts	$169,502	$—	$169,502	$—
Total Appreciation in Other Financial Instruments(a)	$169,502	$—	$169,502	$—
Forward foreign currency exchange contracts	$(281,571)	$—	$(281,571)	$—
Centrally cleared interest rate swaps	(4,082,273)	—	(4,082,273)	—
Total Depreciation in Other Financial Instruments(a)	$(4,363,844)	$—	$(4,363,844)	$—

(a) Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Preferred Securities - Capital Securities- Banks
Balance as of December 31, 2015	$2,923,666
Change in unrealized appreciation (depreciation)	361,803
Transfers out of Level 3(a)	(3,285,469)
Balance as of September 30, 2016	$—

(a) Transfers from Level 3 to Level 2 are due to an increase in market activity (e.g. frequency of trades), which resulted in an increase in available market inputs to determine prices.

Note 2.   Derivative Instruments

The following is a summary of the Fund’s derivative instruments as of September 30, 2016:

Forward foreign currency exchange contracts	$(112,069)
Centrally cleared interest rate swap contracts	(4,082,273)
$(4,194,342)

The balance of outstanding centrally cleared interest rate swap contracts at September 30, 2016 is representative of the volume outstanding during the period ended September 30, 2016. The following summarizes the volume of the Fund’s centrally cleared interest rate swap contracts and forward foreign currency exchange contracts activity during the nine months ended September 30, 2016:

	Centrally cleared interest rate swap contracts	Forward foreign currency exchange contracts
Average Notional Balance	$240,000,000	$52,455,835
Ending Notional Balance	240,000,000	35,340,914

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Options:  The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices and other financial instruments to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund.  If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At September 30, 2016, the Fund did not have any option contracts outstanding.

The Fund had transactions in written options during the nine months ended September 30, 2016, were as follows:

	Number
	of Contracts	Premiums
Written option contracts outstanding at December 31, 2015	—	$—
Option contracts written	55	586,000
Option contracts terminated in closing transactions	(55)	(586,000)
Written option contracts outstanding at September 30, 2016	—	$—

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 3.   Income Tax Information

As of September 30, 2016, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$993,625,666
Gross unrealized appreciation	$66,837,909
Gross unrealized depreciation	(2,972,677)
Net unrealized appreciation	$63,865,232

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Principal Executive Officer

Date: November 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin	By:	/s/ James Giallanza
	Name: Adam M. Derechin		Name: James Giallanza
	Title: President and Principal Executive Officer		Title: Treasurer and Principal Financial Officer

Date: November 23, 2016